POWER OF ATTORNEY

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kal Bakk, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

------------------------------------------------------------------------ ----------------
                            REGISTRANT NAME                                 FILE NOS.
------------------------------------------------------------------------ ----------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life       033-83240
Insurance and Annuity Company of New York
------------------------------------------------------------------------ ----------------
Variable Annuity Account A (AdvisorDesigns-New York)                        333-89236
------------------------------------------------------------------------ ----------------
Variable Annuity Account A (EliteDesigns - New York)                       333-142084
------------------------------------------------------------------------ ----------------
Variable Annuity Account B (AdvanceDesigns - New York)                     333-118136
------------------------------------------------------------------------ ----------------
Variable Annuity Account B (SecureDesigns - New York)                      333-120600
------------------------------------------------------------------------ ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of April, 2009.

KAL BAKK

------------------------------------------------------
Kal Bakk, Jr.

SUBSCRIBED AND SWORN to before me this 8th day of April, 2009.

SHELLEY R. GOWER
------------------------------------------------------
Notary Public

My Commission Expires:

4-7-10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF NEW YORK                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

------------------------------------------------------------------------ ----------------
                            REGISTRANT NAME                                 FILE NOS.
------------------------------------------------------------------------ ----------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life       033-83240
Insurance and Annuity Company of New York
------------------------------------------------------------------------ ----------------
Variable Annuity Account A (AdvisorDesigns-New York)                        333-89236
------------------------------------------------------------------------ ----------------
Variable Annuity Account A (EliteDesigns - New York)                       333-142084
------------------------------------------------------------------------ ----------------
Variable Annuity Account B (AdvanceDesigns - New York)                     333-118136
------------------------------------------------------------------------ ----------------
Variable Annuity Account B (SecureDesigns - New York)                      333-120600
------------------------------------------------------------------------ ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2009.

STEPHEN A. CRANE
------------------------------------------------------
Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 13th day of April, 2009.

STEVEN H. HUROWITZ
------------------------------------------------------
Notary Public

My Commission Expires:

April 30, 2011

-------------------------------------

                                POWER OF ATTORNEY

STATE OF VIRGINIA                   )
                                    ) ss.
COUNTY OF FAIRFAX                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Wayne S. Diviney, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------- ----------------
                            REGISTRANT NAME                        FILE NOS.
--------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security          033-83240
Benefit Life Insurance and Annuity Company of New York
--------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)              333-89236
--------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)              333-142084
--------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)            333-118136
--------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)             333-120600
--------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2009.

WAYNE S. DIVINEY
------------------------------------------------------
Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2009.

QASIM H. ZAIDI
------------------------------------------------------
Notary Public

My Commission Expires:

Dec. 31, 2010

-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Frye, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------- ---------------
                            REGISTRANT NAME                         FILE NOS.
---------------------------------------------------------------- ---------------
T. Rowe Price Variable Annuity Account of First Security           033-83240
Benefit Life Insurance and Annuity Company of New York
---------------------------------------------------------------- ---------------
Variable Annuity Account A (AdvisorDesigns-New York)               333-89236
---------------------------------------------------------------- ---------------
Variable Annuity Account A (EliteDesigns - New York)               333-142084
---------------------------------------------------------------- ---------------
Variable Annuity Account B (AdvanceDesigns - New York)             333-118136
---------------------------------------------------------------- ---------------
Variable Annuity Account B (SecureDesigns - New York)              333-120600
---------------------------------------------------------------- ---------------


IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2009.

JOHN F. FRYE
------------------------------------------------------
John F. Frye

SUBSCRIBED AND SWORN to before me this 25th day of March, 2009.

SHELLEY R. GOWER
------------------------------------------------------
Notary Public

My Commission Expires:

4-7-10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Richard M. Goldman, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

-------------------------------------------------------------- ----------------
                            REGISTRANT NAME                       FILE NOS.
-------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security         033-83240
Benefit Life Insurance and Annuity Company of New York
------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)             333-89236
------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)             333-142084
------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)           333-118136
------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)            333-120600
------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2009.

RICHARD M. GOLDMAN
------------------------------------------------------
Richard M. Goldman

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2009.

SHELLEY R. GOWER
------------------------------------------------------
Notary Public

My Commission Expires:

4-7-10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------- ----------------
                            REGISTRANT NAME                        FILE NOS.
--------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security          033-83240
Benefit Life Insurance and Annuity Company of New York
--------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)              333-89236
--------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)              333-142084
--------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)            333-118136
--------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)             333-120600
--------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.

JOHN F. GUYOT
------------------------------------------------------
John F. Guyot

SUBSCRIBED AND SWORN to before me this 19th day of March, 2009.

SHELLEY R. GOWER
------------------------------------------------------
Notary Public

My Commission Expires:

4-7-10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK                     )
                                      ) ss.
COUNTY OF WESTCHESTER                 )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

-------------------------------------------------------------- ----------------
                            REGISTRANT NAME                       FILE NOS.
-------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security         033-83240
Benefit Life Insurance and Annuity Company of New York
-------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)             333-89236
-------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)             333-142084
-------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)           333-118136
-------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)            333-120600
-------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2009.

STEPHEN R. HERBERT
------------------------------------------------------
Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 7th day of April, 2009.

ELISA SCARAZZINI
------------------------------------------------------
Notary Public

My Commission Expires:

5/31/10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

-------------------------------------------------------------- ----------------
                            REGISTRANT NAME                       FILE NOS.
-------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security          033-83240
Benefit Life Insurance and Annuity Company of New York
--------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)              333-89236
--------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)              333-142084
--------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)            333-118136
--------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)             333-120600
--------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2009.

KRIS A. ROBBINS
------------------------------------------------------
Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 23rd day of March, 2009.

SHELLEY R. GOWER
------------------------------------------------------
Notary Public

My Commission Expires:

4-7-10

-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF NEW YORK                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins, John F. Guyot and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

-------------------------------------------------------------- ----------------
                            REGISTRANT NAME                       FILE NOS.
-------------------------------------------------------------- ----------------
T. Rowe Price Variable Annuity Account of First Security         033-83240
Benefit Life Insurance and Annuity Company of New York
-------------------------------------------------------------- ----------------
Variable Annuity Account A (AdvisorDesigns-New York)             333-89236
-------------------------------------------------------------- ----------------
Variable Annuity Account A (EliteDesigns - New York)             333-142084
-------------------------------------------------------------- ----------------
Variable Annuity Account B (AdvanceDesigns - New York)           333-118136
-------------------------------------------------------------- ----------------
Variable Annuity Account B (SecureDesigns - New York)            333-120600
-------------------------------------------------------------- ----------------


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2009.

KATHERINE P. WHITE
------------------------------------------------------
Katherine P. White

SUBSCRIBED AND SWORN to before me this 30th day of March, 2009.

ROSEMARIE BERARDINONE
------------------------------------------------------
Notary Public

My Commission Expires:

February 26, 2013

-------------------------------------